UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2012

CORD BLOOD AMERICA, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1857 Helm Drive, Las Vegas, NV 89119
 (Address of Principal Executive Office) (Zip Code)

(702) 914-7250
 (Registrant’s telephone number, including area code)
_______________________________

Copies to:
Joseph R. Vicente
1857 Helm Drive, Las Vegas, NV 89119
Phone: (702) 914-7250
Fax: (702) 914-7251

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

Cord Blood America, Inc. (the "Company") entered into an Agreement on waiver of claims, Agreement on Purchase and Assignment of Claims, and Share Purchase Agreement (the “Agreement”) with Medivision Betriebsgesellschaft mbH (“Medivision”), along with additional parties as set forth in the Agreement, pursuant to which the Company sold its ownership stake in stellacure GmbH, a German company (“stellacure”) to Medivision, and whereby the transaction closed on September 28, 2012.  Pursuant to the transaction, except for EUR 33,649.03, the Company waived repayment of its loan to stellacure in the principal amount of EUR 672,980.56 made under Section 6 of the March 24, 2010 Investment Agreement, and stellacure’s claims against the Company for the Company to pay stellacure the remaining amount under that loan agreement – $69,409.47 or approximately EUR 53,799− were discharged, as were any additional claims stellacure may have against the Company and vice versa.  Additional details regarding the original terms of that loan, as well as payments made by the Company are set forth in detail in the Company’s previous SEC filings.  Further pursuant to the transaction: the Company sold and assigned to Medivision the remaining loan amount − EUR 33,649.03 − and its corresponding rights and obligations; Medivision is to pay the Company EUR 33,649.03; and Medivision received the Company’s ownership interest in stellacure and paid the Company an additional EUR 51.00.

The other minority shareholders, with the exception of the German Red Cross, sold their positions in stellacure to Medivision pro rata to the Company’s terms. A principal of Medivision was also a minority shareholder in stellacure prior to closure of the transaction.

Additional consideration and agreements between the parties are set forth in the Agreement.

Item 2.01	Completion of Acquisition of Disposition of Assets

All of Item 1.01 above is incorporated herein.

Item 8.01	Other Events.

On October 4, 2012, the Company issued a press release regarding the transaction detailed in this report.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are furnished herewith:

Exhibit No.	Description

10.1
Agreement on waiver of claims, Agreement on Purchase and Assignment of Claims, and Share Purchase Agreement between the Company, Medivision and additional parties as set forth in the Agreement (English version, Certified Translation).

99.1	Press Release dated October 4, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

Date: October 4, 2012	By:	/s/ Joseph R. Vicente
Chairman and President

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